Exhibit 10.1

FOURTH AMENDMENT AND WAIVER TO

TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JUNE 12, 2020

AMONG

CHESAPEAKE ENERGY CORPORATION,
AS THE BORROWER,

MUFG UNION BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS
PARTY HERETO

FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT
This Fourth Amendment and Waiver to Amended and Restated Credit Agreement (this “Agreement”) dated as of June 12, 2020, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Amended and Restated Credit Agreement dated as of September 12, 2018 (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein as provided in this Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Agreement and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Agreement, shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment of Section 5.1.
(i)    Section 5.1(a) is hereby amended and restated in its entirety as follows:
(a)    the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice (or telephonic notice promptly confirmed in writing) of (1) the Borrower’s intent to make such prepayment, (2) the amount of such prepayment, (3) the Type of Loans to be prepaid (or whether Swingline Loans are to be paid) and, if applicable, the Loans proposed to be prepaid, (4) in the case of LIBOR Loans, the specific Borrowing(s) being prepaid and (5) in the case of Swingline Loans, the Swingline Lender(s) and particular Swingline Loan(s) being prepaid, which notice shall be given by the Borrower no later than (i) in the case of LIBOR Loans, 1:00 p.m. three Business Days before the date of such prepayment, (ii) in the case of ABR Loans, 1:00 p.m. on the date of such prepayment, and (iii) in the case of Swingline Loans, 3:00 p.m. on the date of such prepayment, and in each case, shall promptly be transmitted by the Administrative Agent to each of the Lenders (in the case of Loans) or the applicable Swingline Lender(s), as the case may be;
(ii)    Section 5.1(b) is hereby amended and restated in its entirety as follows:
(b)    unless otherwise directed by the Borrower and consented to in writing by the Administrative Agent to effectuate a debtor-in-possession financing approved in a proceeding under the Bankruptcy Code, each partial prepayment of (i) LIBOR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof, and (ii) any ABR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof; but no partial prepayment of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding LIBOR Loans made pursuant to such Borrowing to an amount less than $1,000,000 for such LIBOR Loans; and
(iii)    The last paragraph of Section 5.1 is hereby amended and restated in its entirety as follows:
With respect to each prepayment of Loans elected under this Section, the Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) being repaid and (ii) the specific Loans to be prepaid, if applicable; but (A) unless otherwise directed by the Borrower and consented to in writing by the Administrative Agent to effectuate a debtor-in-possession financing approved in a proceeding under the Bankruptcy Code, each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans and (B) notwithstanding the provisions of the preceding clause (A), no prepayment of Loans shall be applied to the Loans of any Defaulting Lender unless otherwise agreed in writing by the Borrower. In the absence of a designation by the Borrower under Section 5.2(d), the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.
Section 3.    Limited Waiver.
3.1    In consideration of the Credit Parties’ agreement of timely compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Credit Parties set forth herein, subject to the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, from the Effective Date (as defined below) until

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the Termination Date (as defined below), each Lender hereby agrees to automatically waive, both retroactively and prospectively, and, if necessary, to direct the Agent to automatically waive (the “Waiver”) any Events of Default arising under (a) Section 11.4(i) of the Credit Agreement that resulted or may have resulted from any failure to make a payment of interest due and payable (i) on those certain 5.375% Notes due 2021 issued under that certain Indenture dated as of August 2, 2010 among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “2021 Notes”), (ii) on those certain 8.00% Notes due 2027 issued under that certain Indenture dated as of April 24, 2014 among the Borrower, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee (the “2027 Notes”) and (iii) under that certain Term Loan Agreement dated as of December 9, 2019, among the Borrower, GLAS USA LLC, as the Term Agent and the several lenders party from time to time thereto, in each case solely to the extent such payment of interest is due and payable during the Waiver Period (as defined below) and (b) any requirement to provide notices in respect of the occurrences described in clause (a) (collectively, the “Waived Defaults”), immediately prior to their occurrence without any further action and to continue to provide additional extensions of credit in accordance with Section 2.1 of the Credit Agreement after giving effect to this Waiver.
3.2    Waiver Period. The Waiver shall commence on the Effective Date (as defined below) and continue until the earlier of (a) 11:59 p.m. Houston time on June 30, 2020 and (b) upon prior notice from the Required Lenders following the date on which either (i) the requisite holders of the 2021 Notes have declared the principal due on the 2021 Notes to be due and payable prior to the stated maturity thereof, (ii) the requisite holders of the 2027 Notes have declared the principal due on the 2027 Notes to be due and payable prior to the stated maturity thereof or (iii) the requisite lenders under the Term Loan Agreement have declared the principal due on the loans outstanding under the Term Loan Agreement to be due and payable prior to the stated maturity thereof (the earlier of (a) and (b), the “Termination Date” and the period commencing on the Effective Date and ending on the Termination Date, the “Waiver Period”); provided that the Waiver Period may be extended by confirmation (including via e-mail) from Lenders constituting Majority Lenders). Upon the occurrence of the Termination Date, the Waiver Period shall immediately and automatically terminate and have no further force or effect, and each of the Lenders shall be released from any and all obligations and agreements under this Waiver and shall be entitled to exercise any of the rights and remedies under the Credit Agreement as if this Waiver had never existed, and all of the rights and remedies under the Credit Agreement shall be available without restriction or modification, as if this Agreement had not been effectuated.
Section 4.    Redetermination of Borrowing Base. Pursuant to Section 2.14(d) of the Credit Agreement and effective as of June 15, 2020 (the “Redetermination Effective Date”), the Borrowing Base is hereby redetermined by the Required Lenders to decrease to $2,300,000,000 and such Borrowing Base shall remain in effect at that level until the effective date of the new redetermination of the Borrowing Base in accordance with the terms of the Credit Agreement. This redetermination of the Borrowing Base provided for in this Section 4 constitutes the Scheduled Redetermination to occur on or about June 15, 2020, for purposes of Section 2.14(d)(i) of the Credit Agreement.

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Section 5.    Effectiveness.
5.1    This Agreement (other than the Redetermination of the Borrowing Base provided for in Section 4 hereof) and the Waiver shall become effective on the date on which each of the conditions set forth in this Section 5.1 are satisfied (the “Effective Date”):
(i)    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from (a) the Borrower, (b) each Guarantor, (c) the Administrative Agent, and (d) Lenders constituting at least the Majority Lenders.
(ii)    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately before and after giving effect to the terms of this Agreement.
(iii)    All representations and warranties made by any Credit Party in the Credit Agreement or in the other Credit Documents are, to the knowledge of an Authorized Officer of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).
(iv)    All fees required to be paid pursuant to Section 13.5 of the Credit Agreement to the extent invoiced at least three Business Days before the Effective Date (except as otherwise reasonably agreed by the Borrower) shall have been or will be substantially simultaneously paid.
5.2    The Redetermination of the Borrowing Base provided for in Section 4 hereof shall become effective on the Redetermination Effective Date once the Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from (a) the Administrative Agent and (d) Lenders constituting at least the Required Lenders.
Section 6.    Miscellaneous.
6.1    (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Agreement; (b) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Agreement may be executed in any

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number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
6.2    Neither the execution by the Administrative Agent or the Lenders of this Agreement, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver, except as expressly provided for herein, by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
6.3    Each Credit Party hereby acknowledges the terms of this Agreement and represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Agreement: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.4    Each Credit Party hereby (in each case after giving effect to this Agreement) (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and, in the case of any such Credit Party, each grant of security interests and liens in favor of the Administrative Agent, any Collateral Trustee (as defined in an Acceptable Collateral Trust Agreement), any Lender or any other Secured Party, as the case may be, under each Credit Document to which it is a party, (ii) in the case of any such Credit Party, agrees and acknowledges that the Liens in favor of Administrative Agent, any Collateral Trustee, or any Secured Party under each Credit Document to which it is party constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations and are not subject to avoidance, disallowance or subordination pursuant to any applicable law except as may be agreed in writing by the Administrative Agent, (iii) agrees and acknowledges that the Obligations constitute legal, valid and binding obligations of such Credit Party, and (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Credit Documents. Each Credit Party acknowledges and agrees that any of the Credit Documents to which it is party or is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

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6.5    This Agreement is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
6.6    THE CREDIT DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.8    Release. IN CONSIDERATION OF, AMONG OTHER THINGS, THE WAIVER PROVIDED FOR HEREIN, AND ANY OTHER FINANCIAL ACCOMMODATIONS WHICH THE ADMINSTRATIVE AGENT, THE LENDERS AND THE OTHER SECURED PARTIES ELECT TO EXTEND TO THE CREDIT PARTIES, EACH CREDIT PARTY HERETO FOREVER WAIVES, RELEASES AND DISCHARGES ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSS-CLAIMS, COUNTERCLAIMS, RIGHTS OF SETOFF AND RECOUPMENT), CAUSES OF ACTION, DEMANDS, SUITS, COSTS, EXPENSES AND DAMGES THAT THEY NOW HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OTHER SECURED PARTY (IN THEIR RESPECTIVE CAPACITIES AS SUCH) AND ANY OF THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES, AND EACH OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT KNOWN, EXISTING ON OR PRIOR TO THE DATE OF THIS AGREEMENT. EACH CREDIT PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY ABOVE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH CREDIT PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY CREDIT PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIONS VIOLATES THE FOREGOING COVENANT, EACH CREDIT PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS' FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION. THE PROVISIONS OF THIS SECTION 6.8 SHALL SURVIVE THE TERMINATION OF THE CREDIT AGREEMENT AND PAYMENT IN FULL OF THE OBLIGATIONS. EACH CREDIT PARTY ACKNOWLEDGES AND AGREES THAT ANY FINANCIAL ACCOMMODATION WHICH THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY MAKES ON OR AFTER THE DATE HEREOF HAS BEEN MADE BY THE ADMINISTRATIVE AGENT, SUCH LENDER,

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OR SUCH OTHER SECURED PARTY IN RELIANCE UPON, AND IS CONSIDERATION FOR, AMONG OTHER THINGS, THE GENERAL RELEASES AND REAFFIRMATION OF INDEMNITIES CONTAINED IN THIS SECTION 6.8 AND THE OTHER COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF CREIDT PARTIES HEREUNDER. EACH CREDIT PARTY ACKNOWLEDGES AND AGREES THAT THE ACCOMMODATIONS CONTAINED IN THIS AGREEMENT CONSTITUTE NEW VALUE GIVEN BY ADMINISTRATIVE AGENT, THE LENDERS AND THE OTHER SECURED PARTIES TO OR FOR THE BENEFIT OF THE CREDIT PARTIES AND THEIR SUBSIDIARIES.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	CHESAPEAKE LOUISIANA, L.P.

	By:	CHESAPEAKE OPERATING, L.L.C., its general partner

	By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EMPRESS LOUISIANA PROPERTIES, L.P.

	By:	EMLP, L.L.C., its general partner

	By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

CHESAPEAKE ENERGY CORPORATION
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as the general partner of CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as general partner of EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION
BRAZOS VALLEY LONGHORN FINANCE CORP.
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON SAND LLC
BURLESON WATER RESOURCES, LLC ESQUISTO RESOURCES II, LLC
PETROMAX E&P BURLESON, LLC

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

WHE ACQCO., LLC WHR EAGLE FORD LLC WILDHORSE RESOURCES II, LLC WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC

By:	/s/ Domenic J. Dell'Osso, Jr.
Name:	Domenic J. Dell'Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

MUFG UNION BANK, N.A., as Administrative Agent

By:	/s/ David Helffrich
Name:	David Helffrich
Title:	Director

MUFG BANK, LTD., as Lender

By:	/s/ David Helffrich
Name:	David Helffrich
Title:	Director

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Brett Steele
Name:	Brett Steele
Title:	Director

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Director

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

BMO HARRIS BANK N.A., as Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

CITICORP NORTH AMERICA, INC., as Lender

By:	/s/ Todd Megil
Name:	Todd Megil
Title:	Vice President

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

MIZUHO BANK, LTD., as Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Authorized Signatory

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

DNB CAPITAL LLC, as Lender

By:	/s/ Mita Zalavadia
Name:	Mita Zalavadia
Title:	Assistant Vice President

By:	/s/ Ahelia Singh
Name:	Ahelia Singh
Title:	Assistant Vice President

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Lin Mavula
Name:	Lin Mavula
Title:	Senior Associate, Special Risks

By:	/s/ Jason Carson
Name:	Jason Carson
Title:	Senior Special Risks Manager

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

[Signature Page - Fourth Amendment and Waiver to the Credit Agreement]